UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Strata Critical Medical, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  QAARV1-P12345  You invested in STRATA CRITICAL MEDICAL, INC. and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 28, 2026.  Get informed before you vote  View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Ricky Campana  P.O. Box 123456  Suite 500  51 Mercedes Way  Edgewood, NY 11717  1 OF  322,224  148,294  4  30#  XXXX XXXX XXXX XXXX  V2.1  STRATA CRITICAL MEDICAL, INC.  2026 Annual Meeting  Vote by May 27, 2026  11:59 PM ET  STRATA CRITICAL MEDICAL, INC. 666 THIRD AVENUE, 25TH FLOOR NEW YORK, NEW YORK 10017  Vote Virtually at the Meeting*  May 28, 2026  9:00 AM EDT  Virtually at:  www.virtualshareholdermeeting.com/SRTA2026  *Please check the meeting materials for any special requirements for meeting attendance.

 THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Vote at www.ProxyVote.com  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  QAARV2-P12345  Elect Class II Directors for terms expiring in 2029.  Nominees:  William A. Heyburn 02) Andrew Lauck  For  2. Ratify Appointment of Independent Registered Public Accounting Firm for 2026 (Deloitte & Touche LLP).  For  3. Advisory Vote on the Compensation of our Named Executive Officers.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  Control # XXXX XXXX XXXX XXXX  SHARE CLASSES REPRESENTED FOR VOTING  THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234  THE COMPANY NAME INC. - CLASS A  123456789.1234  THE COMPANY NAME INC. - CLASS B  123456789.1234  THE COMPANY NAME INC. - CLASS C  123456789.1234  THE COMPANY NAME INC. - CLASS D  123456789.1234  THE COMPANY NAME INC. - CLASS E  123456789.1234  THE COMPANY NAME INC. - CLASS F  123456789.1234  THE COMPANY NAME INC. - 401 K  123456789.1234  1.00000  322,224  148,294  CLT ID